UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 6, 2015

AMETEK, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12981	14-1682544
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Cassatt Road, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-647-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2015, the Stockholders of AMETEK, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Certificate of Incorporation, dated May 8, 2013, and By-Laws as amended to and including May 8, 2014, both effective on May 6, 2015, to provide stockholders certain rights to call a special meeting.

The amendments to the Company’s Certificate of Incorporation and By-Laws permit the holders of at least 50% of the Company’s outstanding voting stock (excluding derivatives) to call a special meeting of stockholders, subject to certain procedural requirements with which stockholders would be required to comply in order to call a special meeting. For example, the Board of Directors is not required to call a special meeting in the event of a request if: (i) the request is received during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting; (ii) a similar item (as determined in good faith by the Board of Directors) was presented at a meeting of stockholders held not more than 120 days before the request is received; (iii) the Chairman of the Board or the Corporate Secretary has called or calls for an annual or special meeting of stockholders to be held within 90 days after the request is received and the business to be conducted at such meeting is a similar item; or (iv) the requesting stockholders do not comply with requirements of the Certificate of Incorporation or By-Laws.

The general description above is qualified in its entirety by reference to the text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AMETEK, Inc., dated May 6, 2015, which is attached hereto and incorporated by reference herein as Exhibit 3.1 to this report, and the By-Laws of AMETEK, Inc. as amended to and including May 6, 2015, which is attached hereto and incorporated by reference herein as Exhibit 3.2 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of AMETEK, Inc. (the “Company”) was held on May 6, 2015. The following matters were voted on at the Annual Meeting and received the number of votes indicated:

1)	Election of Directors. The following nominees were elected to the Board of Directors for a term expiring in 2018:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
James R. Malone	190,442,771	18,364,250	464,255	12,692,143
Elizabeth R. Varet	203,960,703	4,879,494	431,079	12,692,143
Dennis K. Williams	205,899,877	2,815,722	555,677	12,692,143

Of the remaining six Board members, Ruby R. Chandy, Charles D. Klein and Steven W. Kohlhagen terms expire in 2016 and Anthony J. Conti, Gretchen W. McClain and Frank S. Hermance terms expire in 2017.

2)	Approval of Amendments to the Certificate of Incorporation and By-Laws to Provide Stockholders Certain Rights to Call a Special Meeting. The Stockholders approved the amendments to the Certificate of Incorporation and By-Laws to provide Stockholders certain rights to call a special meeting. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
206,565,878	2,286,987	418,411	12,692,143

3)	Advisory Approval of the Company’s Executive Compensation. The Stockholders approved, on an advisory (non-binding) basis, the compensation of certain executive officers. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
203,913,440	4,680,003	677,833	12,692,143

4)	Ratification of Appointment of Independent Registered Public Accounting Firm. The Stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the year ending December 31, 2015. The result of the vote was as follows:

Votes For	Votes Against	Abstain
219,864,133	1,667,025	432,261

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AMETEK, Inc., dated May 6, 2015.

3.2	By-Laws of AMETEK, Inc. as amended to and including May 6, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

May 8, 2015	By:	/s/ William J. Burke

Name: William J. Burke
Title: Senior Vice President - Comptroller & Treasurer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AMETEK, Inc., dated May 6, 2015.
3.2	By Laws of AMETEK, Inc. as amended to and including May 6, 2015.